                                                              EXHIBIT 10.27

                       ENVIRONMENTAL INDEMNITY AGREEMENT
                       ---------------------------------


          This Environmental Indemnity Agreement (this "Indemnity Agreement") is
                                                        -------------------
entered into as of ________ __, 199_, by [INDEMNITOR] ("Indemnitor") in favor of
                                                        ----------
each Bank (as defined in the Credit Agreement (as hereinafter defined)) (each, a "Lender" and collectively, the "Lenders") and MORGAN GUARANTY TRUST COMPANY OF
 ------                         -------
NEW YORK, as lead agent (together with its successors in such capacity, the

"Agent") for Lenders pursuant to that certain Revolving Credit Agreement (the
------
"Credit Agreement"), dated as of even date herewith, among the Borrower (as
 ----------------
hereinafter defined), Lenders and the Agent, with reference to the following facts:

          A.   [Kilroy Realty Corporation], a _______________ corporation (the

"Borrower") is the owner of the _____ (_) parcels of land (collectively, the
 --------
"Land") as more particularly described in Exhibit A-1 through Exhibit A-  and
-----                                     -----------         -----------
the improvements located thereon (collectively, the "Property"); and
                                                     --------

          B.   Indemnitor is the sole beneficial owner of the Borrower.

          C. Lenders have loaned or will loan to the Borrower the sum of up to $75,000,000 (the "Loan"), payment of which is evidenced by certain notes of even
                  ----
date herewith, from the Borrower to each Lender, all as more particularly described in the Credit Agreement (individually and collectively, the "Note"),
                                                                       ----
which Note is secured by one or more Indenture(s) of Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases and Rents, of even date herewith (said Indenture(s) of Mortgage, Deed of Trust, Deed to Secure Debt, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases and Rents, whether one or more, and together with all amendments, modifications, consolidations, increases, supplements and spreaders thereof being herein collectively called the "Deed of Trust") encumbering the
                                              -------------
Property (the Credit Agreement, the Deed of Trust, the Note, and any other documents or instruments evidencing or securing the Loan, as amended or modified from time to time, being herein sometimes called the "Loan Documents").
                                                      --------------

          D. As a condition to making the Loan, Lenders require Indemnitor to indemnify and hold harmless Lenders from any Environmental Claim, any Requirements of Environ-mental Law, or the violation of any Environmental Approval (as these terms are defined in Section 1 below) attributable to Material of Environmental Concern (as defined in Section 1 below) and related to the Property. Lenders would not make the Loan without this Indemnity Agreement and Indemnitor acknowledges and understands that this Indemnity Agreement is a material inducement for Lenders' agreement to make the Loan.

          NOW, THEREFORE, Indemnitor agrees as follows:

          1.   Definitions.  For purposes of this Indemnity Agreement, the
               -----------
following terms shall have the following meanings:

          (a)  "Environmental Approval" shall have the meaning set forth in the
                ----------------------
     Credit Agreement.

          (b)  "Environmental Claim" shall have the meaning set forth in the
                -------------------
     Credit Agreement.

          (c) "Environmental Law" shall have the meaning set forth in the Credit
               -----------------
Agreement.

          (d)  "Indemnitee" or "Indemnitees" means (individually and
                ----------      -----------
     collectively), the Agent, Lenders, any purchaser or assignee of all or any part of the Note, including, without limitation, any of each Lender's participants in the Loan, and their respective affiliates, officers, directors, shareholders, and employees and their respective successors and assigns. Notwithstanding the foregoing, "Indemnitee(s)" does not include any person or entity (other than Lenders, any purchaser or assignee of all or any part of the Note, including, without limitation, any of Lenders' participants in the Loan, or any affiliate of Lenders or such purchaser, assignee or participant) who purchases or acquires all or any part of the Property (i) by any foreclosure under the Deed of Trust, whether judicial or non-judicial, or pursuant to the exercise of any power of sale thereunder, or by deed in lieu of foreclosure or (ii) from Lenders, from any purchaser or assignee of all or any part of the Note, including, without limitation, any of Lenders' participants in the Loan, or from any affiliate of Lenders or such purchaser, assignee or participant.

          (e)  The term "Material of Environmental Concern" shall have the
                         ---------------------------------
     meaning set forth in the Credit Agreement.

          (f)  "Requirements" shall have the meaning set forth in the Credit
                ------------
Agreement.

          (g) Terms not otherwise defined in this Indemnity Agreement shall have the meanings ascribed to them in the Credit Agreement and the Deed of Trust.

          2.   Indemnification.  (a)  Indemnitor shall protect, defend,
               ---------------
indemnify, and hold harmless Indemnitees from and against all liabilities, losses, costs, damages, expenses or claims, including, but not limited to, remedial, removal, response, abatement, cleanup, legal, investigative, and monitoring costs and other related costs, expenses, losses, damages (excluding any and all consequential damages, including, without limitation, diminution in value), penalties, fines, liabilities, obligations, defenses, judgments, suits, proceedings, and disbursements (including, without limitation, reasonable attorneys' and experts' fees and disbursements) of any kind or of any nature whatsoever (collectively "Costs and Liabilities"), which may at any time be
                          ---------------------
imposed upon Indemnitee or incurred by any Indemnitee and which arise (directly or indirectly): (i) from Requirements of Environmental Law applicable to the Property, or any portion thereof; (ii) with respect to Environmental Claims related to the Property; (iii) from the failure or alleged failure of the Borrower, or the Indemnitor or any tenant or any other party directly or indirectly connected with the Property, to obtain, maintain, or comply with any Environmental Approval; and/or (iv) otherwise from the presence (occurring or commencing prior to Lender's acquisition of the Property, or any portion thereof), release, alleged presence, or alleged release of Material of Environmental Concern in violation of Requirements of Environmental Law on or under the Property, or the soil, groundwater or soil vapor on or under the Property, or the migration, spreading, alleged migration, or alleged spreading of Material of Environmental Concern from the Property in violation of Requirements of Environmental Law, whether or not known to Indemnitor, whether foreseeable or unforeseeable, regardless of the source of such presence or release or, except as expressly provided in Section 2(c) hereof, regardless of when such release or presence occurred. Each Indemnitee shall give prompt written notice to the Agent of any matter for which such Indemnitee shall seek indemnification hereunder, and the Agent shall, after receiving actual knowledge of any matter for which Indemnitees may seek indemnification hereunder, give prompt written notice thereof to Indemnitor (although the failure of the Agent and/or any Indemnitee to provide such notice shall have no effect whatsoever on the obligations of the Indemnitor hereunder unless such failure adversely affects Indemnitor's obligations under this Agreement).

          (b) In the event that any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is required to be performed or undertaken by the
             -------------
Borrower or Indemnitor pursuant to any applicable local, state or federal law or regulation, any judicial order, or by any governmental entity because of, or in connection with, the current or future presence (occurring or commencing prior to Lender's acquisition of the Property, or any portion thereof), alleged presence, release or alleged release of a Material of Environmental Concern in or into the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Property (or any portion thereof), Indemnitor shall within thirty (30) days after written demand for performance thereof by Indemnitees (or such shorter period of time as may be required under any applicable law, regulation, order or agreement), (a) commence to perform, or cause to be commenced, and thereafter diligently prosecuted to completion, all such Remedial Work or (b) contest by proper proceedings or procedures the requirement to perform the Remedial Work; provided, that such contest shall be prosecuted
                           --------
diligently and in good faith and such contest shall not expose any Indemnitee to any civil or criminal penalty or liability. Upon demand of the Agent or any other Indemnitee, Indemnitor shall furnish Indemnitees a surety bond or other adequate security reasonably satisfactory to Indemnitees sufficient both to indemnify Indemnitees against liability and hold the Property free from adverse effect in the event the contest is not successful. All Remedial Work shall be performed by one or more contractors, approved in advance in writing by the Agent (which approval shall not be unreasonably withheld or delayed), and under the supervision of a consulting engineer approved in advance in writing by the Agent (which approval shall not be unreasonably withheld or delayed). All costs and expenses of such Remedial Work shall be paid by Indemnitor including, without limitation, the charges of such contractor(s) and/or the consulting engineer, and the reasonable attorneys' fees and costs incurred by Indemnitees in connection with the monitoring or review of such contractors and consulting engineer. In the event Indemnitor shall fail to commence, or cause to be commenced, such Remedial Work within such thirty (30) day (or such shorter) period, or shall fail thereafter to prosecute such Remedial Work to completion in a diligent manner after ten (10) days' written notice to Indemnitor (or such shorter period as may be appropriate in the case of emergency), Indemnitees may, but shall not be required to, cause such Remedial Work to be performed and all reasonable costs and expenses thereof, or incurred in connection therewith, shall become an Environmental Claim hereunder.

          (c) Anything to the contrary set forth in this Indemnity Agreement, in the Deed of Trust, or elsewhere notwithstanding, Indemnitor shall not be liable under this Indemnity Agreement to the extent of that portion of any Costs and Liabilities which Indemnitor establishes is attributable to the gross negligence or willful misconduct of any Indemnitee (or its agents or employees) not affiliated with Indemnitor at the Property which causes (i) the introduction or initial release of a Material of Environmental Concern at the Property, or
(ii) material aggravation of a then existing Material of Environmental Concern condition or occurrence at the Property. In addition, if the Agent, any Lender(s) or any affiliate(s) of either or any other person or entity acquire ownership of the Property through a foreclosure, or the exercise of a power of sale under the Deed of Trust or deed in lieu of foreclosure, Indemnitor shall not be liable hereunder for that portion of any Costs and Liabilities which Indemnitor establishes is attributable to (y) the introduction or initial release of a Material of Environmental Concern at the Property by any party, other than the Borrower, any other Indemnitor or an affiliate of Indemnitor, at any time after the Agent, Lender(s), such affiliate(s) or such other person or entity have acquired title to the Property or (z) material aggravation of a then existing Material of Environmental Concern condition or occurrence at the Property by any party, other than the Borrower, Indemnitor or an affiliate of Indemnitor, at any time after the Agent, Lender(s), such affiliate(s) or such other person or entity have acquired title to the Property.

          Notwithstanding the foregoing, the liability of Indemnitor hereunder shall otherwise remain in full force and effect after the Agent, Lender(s) or such affiliate(s) so acquire title to the Property, including without limitation with respect to any Material of Environmental Concern which is discovered at the Property after the date the Agent, Lender(s) or such affiliate(s) acquire title but which was actually introduced to the Property prior to the date of such acquisition, and with respect to any continuing migration or release of any Material of Environmental Concern introduced at the Property prior to the date that the Agent, Lender(s) or such affiliate(s) acquire title.

          (d) This Indemnity Agreement is solely intended to protect Lenders from the matters set forth in the preceding paragraphs 2(a) and 2(b) and is not intended to secure payment of the Note or amounts due to Lenders under the Deed of Trust. This Indemnity Agreement is not intended to be, nor shall it be, secured by the Deed of Trust or any of the other Loan Documents. The obligations of Indemnitor under this Indemnity Agreement shall be as set forth herein notwithstanding any similar provisions in the Deed of Trust.

          (e) Nothing contained in this Indemnity Agreement shall prevent or in any way diminish or interfere with any rights and remedies, including without limitation, the right to contribution, which Lenders may have against the Borrower pursuant to the terms of the Deed of Trust Indemnitor or any other party (or which Indemnitor or the Borrower may have against Lenders or any other party) under the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. (S)(S) 9601 et seq.), as it may be amended from time to time, or any other applicable Federal or state laws.

          3.   Notice of Actions.  (a)  Indemnitor shall give immediate written
               -----------------
notice to the Agent of each of the following (provided that Indemnitor has knowledge thereof): (i) any proceeding, written (or material non-written) inquiry, notice, or other communication by or from any governmental authority, including, without limitation, the Environmental Protection Agency and state and local equivalents, regarding the presence or existence of any Material of Environmental Concern on, under, or about the Property or any migration thereof from or to the Property or any actual or alleged violation of the Requirements of Environmental Law; (ii) all Environmental Claims and any other written claims made or threatened against the Borrower or Indemnitor or the Property relating to any loss or injury resulting from or pertaining to any Material of Environmental Concern or any alleged breach or violation of any Requirements of Environmental Law; (iii) the Borrower's or Indemnitor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could reasonably cause the Property or any part thereof to be subject to any material restrictions on ownership, occupancy, transferability, or use, or subject the owner or any person having any interest in the Property to any material liability, penalty, or disability under any Requirement of Environmental Law; and (iv) the Borrower's or Indemnitor's receipt of any written notice or discovery of any information regarding any actual or alleged use, manufacture, production, storage, spillage, seepage, release, discharge, disposal or any other presence or existence of any Material of Environmental Concern on, under, or about the Property, in violation of any Requirements of Environmental Law pertaining to Indemnitor or the Property.

          (b) Immediately upon the Borrower's or Indemnitor's receipt of the same, Indemnitor shall deliver to the Agent copies of any and all Environmental Claims, and any and all orders, notices, permits, applications, reports, and other communications, documents, and instruments pertaining to the actual or alleged presence or existence of any Material of Environmental Concern on, under, or about the Property in violation of any Requirements of Environmental Law.

          4.   Procedures Relating to Indemnification.  (a)  Indemnitor shall at
               --------------------------------------
its own cost, expense, and risk: (i) defend all suits, actions, or other legal or administrative proceedings that may be brought or instituted against an Indemnitee or Indemnitees, as the case may be, on account of any matter or matters arising under or within Section 2 above; (ii) pay or satisfy any judgment or decree that may be recorded against an Indemnitee or Indemnitees, as the case may be, in any such suit, action, or other legal or administrative proceedings; and (iii) reimburse Indemnitee or Indemnitees, as the case may be, for the cost of, or for any payment made by any of them, with respect to any reasonable expenses incurred in connection with the Material of Environmental Concern undertaken as a result of any demands, causes of actions, lawsuits, proceedings, or any other claims threatened, made, or brought against any Indemnitee or Indemnitees, as the case may be, arising out of the obligations of Indemnitor under this Indemnity Agreement or the Borrower under the Deed of Trust. Indemnitor shall have no liability under this paragraph (a) unless the Agent shall, after receiving actual knowledge of any suit, action or proceeding for which Indemnitees may seek indemnification under this paragraph (a), have given reasonable written notice thereof to Indemnitor.

          (b) Counsel selected by Indemnitor pursuant to Section 4(a) above shall be subject to the reasonable approval of the Indemnitee or Indemnitees, as the case may be, asserting a claim hereunder; provided, however, that Indemnitee
                                              --------  -------
or Indemnitees, as the case may be, may elect to defend any such claim, lawsuit, action, legal, or administrative proceeding at the cost and expense of Indemnitor, if, in the reasonable judgment of the Indemnitee or Indemnitees, as the case may be, (i) the defense is not proceeding or being conducted in a satisfactory manner, or (ii) there is a conflict of interest between any of the parties to such lawsuit, action, legal, or administrative proceeding, and in either case Indemnitor have not provided substitute counsel reasonably satisfactory to Indemnitees promptly after written request therefor by Indemnitees.

          (c) Notwithstanding anything in this Indemnity Agreement to the contrary, Indemnitor shall not, nor shall Indemnitor allow the Borrower without the prior written consent of the Agent (which consent shall not be unreasonably withheld or delayed)to , (i) settle or compromise any action, suit, proceeding, or claim relating, directly or indirectly, to any Material of Environmental Concern or any Environmental Claim or consent to the entry of any judgment therein for which the Agent or Lenders might be wholly or partially liable that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Agent and Lenders of a written release of the Agent and Lenders (in form, scope and substance satisfactory to the Agent and Lenders in their reasonable judgment) from all liability in respect of such action, suit, or proceeding; or (ii) settle or compromise any action, suit, proceeding, or claim relating, directly or indirectly, to any Material of Environmental Concern or any Environmental Claim in any manner that may materially and adversely affect the Agent or Lenders as determined by any Lender and/or the Agent in their reasonable judgment.

          (d) Without limiting the rights of Indemnitor pursuant to Section 4(b) above, the Agent and Lenders shall have the right (upon written notice to Indemnitor) to join and participate in, as a party if they so elect, any legal proceedings or actions in connection with the Property involving any Environmental Claim, any Material of Environmental Concern or any Requirements of Environmental Law. In any circumstance in which this indemnity applies, the Agent and Lenders may employ their own legal counsel and consultants to prosecute or defend any claim, action, or cause of action. Indemnitor shall have the right to compromise or settle the same in good faith without the necessity of showing actual liability therefor, with the consent of Indemnitees (which consent shall not be unreasonably withheld or delayed). Indemnitor shall reimburse the Agent and Lenders upon demand for all reasonable costs and expenses incurred by the Agent and Lenders, including the amount of all costs of settlements entered into in accordance with the preceding sentence, and the fees and other costs and expenses of its attorneys and consultants including without limitation those incurred in connection with monitoring and participating in any action or proceeding, including costs incurred pursuant to Section 4(b) above.

          5.   Binding Effect.  This Indemnity Agreement shall be binding upon
               --------------
and inure to the benefit of Indemnitor and Indemnitees and their respective successors and assigns.

          6.   Limitation of Liability of Indemnitees.  Notwithstanding any
               --------------------------------------
ownership by any Indemnitee at any time of all or any portion of the Property, in no event shall any Indemnitee (including any successor or assign as holder of the Note) be bound by any obligations or liabilities of any of the Indemnitor under this Indemnity Agreement.

          7.   Liability of Indemnitor.  The liability of Indemnitor under this
               -----------------------
Indemnity Agreement shall in no way be limited or impaired by any amendment or modification of the provisions of the Loan Documents to or with the Agent or Lenders by Indemnitor or any person who succeeds the Borrower as owner of the Property. In addition, the liability of Indemnitor under this Indemnity Agreement shall in no way be limited or impaired by (but subject in all events to the terms set forth in Section 16 hereof) (i) any extensions of time for performance required by any of the Loan Documents; (ii) any sale, assignment, or foreclosure of the Note or Deed of Trust or any sale or transfer of all or part of the Property or any interest(s) therein; (iii) any exculpatory provision in any of the Loan Documents limiting Lenders' recourse to property encumbered by the Deed of Trust or to any other security, or limiting Lenders' rights to a deficiency or other judgment against Indemnitor or any other obligor or guarantor thereunder (including, without limitation, Section 9.13(b) of the Credit Agreement and the corresponding exculpation provisions set forth in the Note, the Deed of Trust and this Indemnity Agreement); (iv) the accuracy or inaccuracy of the representations and warranties made by the Borrower under any of the Loan Documents; (v) the release of the Borrower or any other person or entity from performance or observance of any of the agreements, covenants, terms, or conditions contained in any of the Loan Documents by operation of law, Lenders' voluntary act, or otherwise; (vi) the release or substitution in whole or in part of any security for the Note; or (vii) Lenders' failure to record any Deed of Trust or file any UCC financing statements (or Lenders' improper recording or filing of any thereof) or otherwise to perfect, protect, secure, or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

          8.   Waiver.  Indemnitor waives any right or claim of right to cause a
               ------
marshaling of the assets of Indemnitor or to cause Lenders and/or the Agent to proceed against any of the security for the Loan before proceeding under this Indemnity Agreement against Indemnitor or to proceed against Indemnitor in any particular order; Indemnitor agrees that any payments required to be made hereunder shall become due on demand; Indemnitor expressly waives and relinquishes all rights and remedies accorded by applicable law to indemnitors or guarantors, except any rights of subrogation that Indemnitor may have; provided, that the indemnity provided for hereunder shall neither be contingent
--------
upon the
existence of any such rights of subrogation nor subject to any claims or defenses whatsoever that may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights, including, without limitation, any claim that such subrogation rights were abrogated by any acts of Lenders and/or the Agent. Indemnitor hereby agrees to postpone the exercise of any and all rights of subrogation to the rights of Lenders and/or the Agent against the Borrower hereunder and any rights of subrogation to any collateral securing the Loan until the Loan shall have been paid in full.

          9.   Delay.  No delay on the Lenders' and/or the Agent's part in
               -----
exercising any right, power, or privilege under any of the Loan Documents shall operate as a waiver of any such privilege, power, or right.

          10.  Notices.  (a)  All notices, consents, approvals, elections and
               -------
other communications (collectively "Notices") hereunder shall be in writing
                                    -------
(whether or not the other provisions of this Indemnity Agreement expressly so provide) and shall be deemed to have been duly given if delivered by nationally recognized overnight courier service or certified mail, with return receipt requested, postage prepaid, to such parties at the address set forth below (or at such other addresses as shall be given in writing by any party to the others pursuant to this Section) and shall be deemed received by the party to whom it is addressed on the first Domestic Business Day after delivery by the sender to a nationally recognized overnight courier service or on the third Domestic Business Day after mailing if sent by certified mail:

          To Indemnitor:

               Kilroy Realty Corporation


               Attention:

                    with a copy to:

               Latham & Watkins
               633 West 5th Street
               Suite 4000
               Los Angeles, CA  90071
               Attention:  Martha B. Jordan

          To the Lenders and/or the Agent:

               Morgan Note Trust Company
                 of New York
               60 Wall Street
               New York, New York  10260
               Attention:  Timothy O'Donovan

                    with a copy to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               919 Third Avenue
               New York, NY  10022-3897
               Attention:  Martha Feltenstein, Esq.

          (b) In the event of any strike or occurrence of another similar event which interrupts mail service, notices may be served personally upon an individual, trustee, partner, or an officer or director of a corporation which is or is part of the party being served hereunder (all at the address set forth in this Section).

          11.  Attorneys' Fees.  In the event that Indemnitor or any Indemnitee
               ---------------
brings any suit or other proceeding with respect to the subject matter or enforcement of this Indemnity Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced) shall, in addition to such other relief as may be awarded, be entitled to recover attorneys' fees, expenses and costs of investigation as actually incurred (including, without limitation, attorneys' fees, expenses and costs of investigation incurred in appellate proceedings, costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapters 7, 11 or 13 of the Bankruptcy Code, 11 United States Code Sections 101 et seq., or any successor
                                                    -- ---
statutes).

          12.  Successive Actions.  A separate right of action hereunder shall
               ------------------
arise each time the Agent or the Lenders acquire knowledge of any matter described in Sections 2 or 3 hereof. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

          13.  Partial Invalidity.  If any provision of this Indemnity Agreement
               ------------------
shall be determined to be unenforceable in any circumstances by a court of competent jurisdiction, then the balance of this Indemnity Agreement nevertheless shall be enforceable, and the subject provision shall be enforceable in all other circumstances.

          14.  Interest on Unpaid Amounts.  All amounts required to be paid or
               --------------------------
reimbursed to any Indemnitee hereunder shall bear interest from the date of expenditure by such Indemnitee or the date of written demand to any Indemnitor hereunder, whichever is earlier, until paid to Indemnitee(s). The annual interest rate shall be the lesser of (a) a rate equal to the Default Rate (as defined in the Deed of Trust) or (b) the maximum rate then permitted for the parties to contract for under applicable law.

          15.  Governing Law.  This Indemnity Agreement and the rights and
               -------------
obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York's principles of conflicts of law).
Indemnitor hereby irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to this Indemnity Agreement, and Indemnitor hereby agrees and consents that, in addition to any other methods of service of process in any such suit, action or proceeding in any New York state or federal court sitting in the City of New York, service of process may be made by certified or registered mail, return receipt requested, directed to Indemnitor at its address indicated in Section 10 hereof, and service so made shall be complete five (5) days after the same shall have been so mailed.

          16.  Termination of Indemnity.  Notwithstanding anything to the
               ------------------------
contrary contained elsewhere in this Indemnity Agreement, subject to the following sentence, the indemnity provided for herein and this Indemnity Agreement shall terminate and be of no further force and effect upon the earlier to occur of (a) repayment in full of all principal, interest and any other sums due under, or evidenced by, the Credit Agreement, the Deed of Trust and the other Loan Documents and (b) two (2) years after the date on which the Lenders or any affiliate thereof (or any other Person (other than the Borrower) acting through or on behalf of the Lenders, there respective successors and assigns, and any affiliates thereof) acquires possession of or title to, the Property. Notwithstanding the foregoing, any claim hereunder may be made at any time before the date described in the preceding sentence, and once such claim has been made prior to such date, the obligations of Indemnitor under this Indemnity Agreement shall continue to apply to such claim, to the extent permitted by applicable law.

          IN WITNESS WHEREOF, Indemnitor has executed this Indemnity Agreement as of the date first set forth above.

                              [INDEMNITOR]


                              By:   _______________________
                                    Name:
                                    Title:

                         ACKNOWLEDGMENT FOR INDEMNITOR
                         -----------------------------


STATE OF            )
                    ) ss.:
COUNTY OF           )


          On ________ __, 199_, before me personally came ______________, to me known to be the person who executed the foregoing instrument.

[Seal]

                              _____________________________
                              Notary Public

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